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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 20, 2001
                                                          --------------

                               Thomas Group, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

            0-22010                                  72-0843540
            -------                                  ----------
    (Commission File Number)            (I.R.S. Employer Identification No.)

                5221 N. O'Connor Blvd., Suite 500
                ---------------------------------
                Irving, Texas                              75039
                -------------                              -----
    (Address of Principal Executive Offices)            (Zip Code)

                                 (972) 869-3400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



                     The Index to Exhibits is on Page 4 of 5


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ITEM 9.  REGULATION FD DISCLOSURE.

Reference Exhibit A.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Thomas Group, Inc.
                                         (Registrant)



Date:  March 20, 2001                    By:  /s/ JOHN R. HAMANN
                                             -----------------------------------
                                             John R. Hamann,
                                             President & Chief Executive Officer


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                                INDEX TO EXHIBITS



    Exhibit Number                   Description
    --------------                   -----------
           A             Press release dated March 20, 2001